Q4 Fiscal Year 2016 Financial Highlights

For the quarter ended January 31, 2016

March 3, 2016

Tech Data

Non-GAAP Financial Information

This document includes financial results prepared in accordance with generally accepted accounting principles ("GAAP"). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to sales, income or expense items as adjusted for the impact of changes in foreign currencies (referred to as "constant currency") , sales adjusted for the impact of the exit of certain country operations, non-GAAP selling, general and administrative expenses ("SG&A"), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share and Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures

Worldwide

Net Sales

$ in Billions



$7.3
$5.9
$6.6
$6.4
$7.5
35%
40%
42%
40%
36%
65%
60%
58%
60%
64%
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Americas
Europe

	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16
Reported Y/Y Growth	-8%	-12%	-4%	-5%	2%
Adjusted Y/Y Growth[1]	-1%	1%	9%	5%	11%

[1] Adjusted for the impact of changes in foreign currencies. Beginning in Q1 FY16, adjusted sales growth excludes sales generated in Chile, Peru and Uruguay due to the Company's exit from those countries.

- Q4 FY16 worldwide reported net sales increased 2% year-over-year to $7.5 billion.
- On a constant currency basis, and excluding from the prior period net sales generated in Chile, Peru and Uruguay, net sales increased 11% year-over-year, and approximately 19% sequentially.

The Americas

Net Sales

$ in Billions


$2.6
$2.3
$2.7
$2.6
$2.7
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16

	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16
Reported Y/Y growth	-5%	-6%	1%	-3%	5%
Adjusted y/y growth[1]	-4%	-1%	5%	2%	11%

[1] Adjusted for the impact of changes in foreign currencies; beginning in Q1 FY16, adjusted sales growth excludes sales generated in Chile, Peru and Uruguay due to the Company's exit from those countries.

- The Americas Q4 FY16 reported net sales increased 5% year-over-year to $2.7 billion.
- On a constant currency basis, and excluding from the prior period sales generated in Chile, Peru and Uruguay, the Americas Q4 FY16 net sales increased approximately 11% year-over-year and approximately 5% sequentially.

Europe

Net Sales

$ in Billions


$4.8
$3.5
$3.8
$3.9
$4.8
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16

	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16
Reported Y/Y growth	-9%	-17%	-7%	-6%	0%
y/y CC growth[1]	1%	2%	11%	6%	11%

[1] CC: constant currency

- Europe's Q4 FY16 reported net sales of $4.8 billion, essentially flat compared to the prior year quarter.
- On a constant currency basis, Europe's Q4 FY16 net sales increased approximately 11% year-over-year and approximately 28% sequentially.

Worldwide

Gross Profit and Margin

$ in Millions


$372.3
$291.9
$325.3
$314.8
$354.6
5.07%
4.96%
4.94%
4.90%
4.74%
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Gross Profit
Gross Margin

- Q4 FY16 gross profit declined 5% year-over-year to $354.6 million, primarily due to foreign currency headwinds and lower gross margins, partially offset by higher sales volumes.
- On a constant currency basis, Q4 FY16 gross profit increased approximately 3% year-over-year.
- Q4 FY16 gross profit margin of 4.74% declined 33 basis points year-over-year, primarily due to vendor and product mix, as well as higher sales through the retail channel.

Worldwide

SG&A Expenses (Non-GAAP) [1] — $ in Millions



$260.5
$241.7
$244.1
$243.9
$237.8
3.55%
4.11%
3.71%
3.79%
3.18%
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Non-GAAP SG&A exp
Non-GAAP SG&A %

	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16
GAAP SG&A exp	$266.9	$247.5	$250.0	$249.6	$244.0
GAAP SG&A %	3.64%	4.20%	3.80%	3.88%	3.26%

- Q4 FY16 non-GAAP SG&A expenses, which exclude acquisition-related intangibles amortization expense of $6.2 million, declined 9% year-over-year to $237.8 million, primarily due to weaker foreign currencies.
- On a constant currency basis, non-GAAP SG&A expenses declined $4.9 million, or 2% year-over-year primarily due to good expense management, offset in part by higher expenses resulting from ongoing strategic investments, reallocation of resources, and enhancements to our field sales coverage model.
- Q4 FY16 non-GAAP SG&A as a percentage of net sales declined 37 basis points year-over-year primarily as a result of improved operating leverage from higher sales.
- Q4 FY16 depreciation and amortization expense was $14.7 million.

[1] Non-GAAP SG&A excludes acquisition-related amortization of intangibles. See GAAP to Non-GAAP reconciliation in the appendix.

Worldwide

Operating Income (Non-GAAP) [(1)] $ in Millions



$111.7
1.52%
$50.2
0.85%
$81.2
1.23%
$70.9
1.10%
$116.8
1.56%
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Non-GAAP Operating Income
Non-GAAP Operating Margin

	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16
GAAP Operating Inc	$101.9	$81.9	$106.2	$68.1	$145.2
GAAP Operating Mrgn.	1.39%	1.39%	1.61%	1.06%	1.94%

(1) See the GAAP to Non-GAAP reconciliation in the appendix.

- Q4 FY16 worldwide non-GAAP operating income of $116.8 million, increased 5% compared to the prior-year quarter.
- On a constant currency basis, Q4 FY16 worldwide non-GAAP operating income grew approximately $15.4 million, or 14% year-over-year.
- Q4 FY16 worldwide non-GAAP operating margin improved 4 basis points year-over-year to 1.56% of net sales.

The Americas

Operating Income (Non-GAAP) [(1)(2)]

$ in Millions


$39.3
$24.4
$40.0
$36.6
$38.8
1.53%
1.04%
1.46%
1.42%
1.44%
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Non-GAAP Operating Income[(2)]
Non-GAAP Operating Margin[(2)]

	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16
GAAP Operating Income[(1)]	$37.8	$62.4	$60.8	$38.9	$73.6
GAAP Operating Margin[(1)]	1.47%	2.67%	2.21%	1.51%	2.73%

[(1)] *Before stock compensation expense.*
[(2)] *See the GAAP to non-GAAP reconciliation in the appendix.*

- The Americas' Q4 FY16 non-GAAP operating income of $38.8 million decreased 1% compared to the prior year quarter.
- On a constant currency basis, non-GAAP operating income increased approximately $0.6 million, or 1% over the prior-year quarter.
- Q4 FY16 non-GAAP operating margin of 1.44% declined 9 basis points year-over year.



Europe

Operating Income (Non-GAAP) [1][2]

$ in Millions



$76.4
$29.6
$45.2
$37.9
$81.5
1.60%
0.83%
1.18%
0.98%
1.70%
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Non-GAAP Operating Income(2)
Non-GAAP Operating Margin(2)

	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16
GAAP Operating Income[1]	$67.9	$23.4	$49.4	$32.8	$75.1
GAAP Operating Margin[1]	1.42%	0.66%	1.29%	0.85%	1.57%

(1) *Before stock compensation expense.*
(2) *See the GAAP to non-GAAP reconciliation in the appendix.*

- Europe's Q4 FY16 non-GAAP operating income of $81.5 million grew 7% year-over-year.
- On a constant currency basis, Europe's Q4 FY16 non-GAAP operating income increased approximately $14.3 million, or 19%.
- Europe's Q4 FY16 non-GAAP operating margin improved 10 basis points year-over-year to 1.70%.

Worldwide

Net Income and EPS (Non-GAAP) [1] $ in Millions, except EPS



$74.9
$29.6
$52.5
$45.2
$80.9
$1.96
$0.80
$1.43
$1.28
$2.29
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Non-GAAP Net Income
Non-GAAP EPS - diluted

	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16
GAAP Net Income	$80.7	$51.3	$76.4	$41.9	$96.1
GAAP EPS - diluted	$2.11	$1.38	$2.09	$1.18	$2.72
Weighted Average Shares Outstanding - Diluted	38,282	37,036	36,615	35,397	35,305

[1] *See the GAAP to non-GAAP reconciliation in the appendix.*

- Excluding non-GAAP adjustments, the effective tax rate for Q4 FY16 was 24.3%, compared to 28.5% in the prior year quarter.
- Non-GAAP net income for Q4 FY16 was $80.9 million, an increase of 8% compared to the prior year quarter.
- Non-GAAP earnings per diluted share for Q4 FY16 grew 17% year-over-year to $2.29.
- On a constant currency basis, Q4 FY16 non-GAAP net income grew approximately $13.6 million year-over-year (approximately 18%), or $0.55 per diluted share (approximately 28%).

Worldwide

Cash Metrics

Cash Conversion Cycle

	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16
Days of Sales Outstanding	35	40	37	41	37
Days of Supply	26	32	29	32	27
Days of Purchases Outstanding	(41)	(49)	(47)	(52)	(44)
Cash Conversion Cycle	**20**	**23**	**19**	**21**	**20**

Cash Flow from Operations

$ in Millions



$177
$103
$200
-$82
-$32
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16

- Cash used by operations in Q4 FY16 was $32 million.
- For FY16, cash generated from operations was $189 million.
- The cash balance at the end of Q4 FY16 was $531 million.
- Funds available for use under credit facilities were approximately $828 million at the end of Q4 FY16.

Worldwide

Balance Sheet Highlights

$ in Millions

Debt to Total Capital


16%
16%
16%
16%
15%

	Q4FY15	Q1FY16	Q2FY16	Q3FY16	Q4FY16
Debt	$365	$368	$370	$365	$367
Equity	$1,960	$1,972	$1,964	$1,968	$2,006
Debt to Total Capital ratio	16%	16%	16%	16%	15%

- Q4FY16 accumulated other comprehensive loss, which consists of currency translation, net of applicable taxes, was -$33 million
- Capital expenditures were $11 million in Q4 FY16 and $34.0 million for FY16. For FY17, the company expects capital expenditures of approximately $42 million.
- At January 31, 2016, the company had approximately $2.0 billion of equity, and 35.1 million shares outstanding resulting in book value of $57.17 per share. The company had approximately $310.0 million of goodwill and acquired intangibles resulting in tangible book value of approximately $48.34 per share.

Worldwide

Share Repurchase Activity FY16

	Amount Repurchas ed ($ millions)	Number of Shares Repurchased (millions)	Average Price Per Share
FY16 Share Repurchases	$147.0	2.497	$58.87
Cumulative Repurchases Since FY06	$1,300.0	30.059	$43.25

Worldwide

Return on Invested Capital[1] (Non-GAAP)



12%
10%
11%
13%
FY13
FY14
FY15
FY16

- Company's estimated Weighted Average Cost of Capital ~ 9%[2]

(1) See reconciliation of GAAP to non-GAAP financial measures and ROIC calculation in appendix.
(2) Source: Bloomberg, February 26, 2016.

Worldwide

Product Mix *(% of total net sales)*


Virtualization
Cloud
Security
Desktop Applications
Operating Systems
Utilities Software
Software
18%
Notebooks
Tablets
Desktops
Printers & Supplies
Components
Broadline
46%
Mobile Phones
Accessories
Mobility
11%
Data Center
22%
Industry Standard Servers
Proprietary Servers
Networking
Storage
Consumer
Electronics
3%
TVs
Digital Displays
Consumer A/V Devices
Network-Attached Consumer Devices

Company estimates for the 12-months ended January 31, 2016.

- In Q4 FY16, Apple represented approximately 24% of net sales and HP Inc. approximately 10% of net sales.

Business Outlook

Q1 Fiscal Year 2017

- For the quarter ending April 30, 2016, the Company anticipates worldwide net sales to be in the range of $5.85 billion to $6.05 billion.
- This guidance assumes year-over-year constant currency net sales growth of low-to-mid-single digits in both regions, and an average U.S. dollar to euro exchange rate of $1.08 to €1.00.
- For the quarter ending April 30, 2016, the Company anticipates non-GAAP earnings per diluted share to be in the range of $0.90 to $0.98.
- This guidance assumes weighted average diluted shares outstanding of 35.4 million and a non-GAAP effective tax rate to be in the range of 30% to 32%.

Forward-Looking Statements

Certain statements made in this document are "Forward-Looking Statements" as described in the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties further described in Tech Data Corporation's (the "Company") Annual Report on Form 10-K filed March 26, 2015, a copy of which can be obtained from the Company's Investor Relations website at www.techdata.com/investor. A number of important factors, some of which are beyond the Company's control, could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements. Forward-looking statements reflect management's analysis as of the filing date of this presentation. The Company does not undertake to update or revise these statements to reflect subsequent developments.

APPENDIX

GAAP to Non-GAAP Reconciliations

SG&A

Selling, general and administrative ("SG&A")	Three months ended				Three months ended
	January 31, 2015	April 30, 2015	July 31, 2015	October 31, 2015	January 31, 2016
(In thousands)					
Net Sales	$ 7,339,491	$ 5,887,229	$ 6,580,393	$ 6,428,540	$ 7,483,621
GAAP SG&A expenses	$ 266,890	$ 247,481	$ 249,816	$ 249,611	$ 244,026
Acquisition-related amortization of intangibles	(6,354)	(5,780)	(5,707)	(5,671)	(6,184)
Non-GAAP SG&A expenses	$ 260,536	$ 241,701	$ 244,109	$ 243,940	$ 237,842
GAAP SG&A percentage of net sales	3.64%	4.20%	3.80%	3.88%	3.26%
Non- GAAP SG&A percentage of net sales	3.55%	4.11%	3.71%	3.79%	3.18%

Operating Income Q4 FY16

(In thousands)	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
	Q4 FY16 - Three months ended January 31, 2016			
Net Sales	**$ 2,699,276**	**$ 4,784,345**		**$ 7,483,621**
GAAP operating income[1]	$ 73,609	$ 75,084	$ (3,491)	$ 145,202
LCD settlements, net	(35,346)	-		(35,346)
Loss on disposal of subsidiaries				-
Value added tax assessments	-	767		767
Acquisition-related amortization of intangibles	582	5,602		6,184
Total non-GAAP operating income adjustments	$ (34,764)	$ 6,369		$ (28,395)
Non-GAAP operating income	**$ 38,845**	**$ 81,453**	**$ (3,491)**	**$ 116,807**
GAAP operating margin	**2.73%**	**1.57%**		**1.94%**
Non-GAAP operating margin	**1.44%**	**1.70%**		**1.56%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Operating Income Q3 FY16

(In thousands)	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
	Three months ended October 31, 2015			
Net Sales	**$ 2,572,751**	**$ 3,855,789**		**$ 6,428,540**
GAAP operating income[1]	$ 38,857	$ 32,817	$ (3,621)	$ 68,053
Restatement and remediation-related expenses	34	13		47
Loss on disposal of subsidiaries	182	-		182
Acquisition-related amortization of intangibles	583	5,088		5,671
LCD settlements, net	(3,049)	-		(3,049)
Total non-GAAP operating income adjustments	(2,250)	5,101		2,851
Non-GAAP operating income	**$ 36,607**	**$ 37,918**	**$ (3,621)**	**$ 70,904**
GAAP operating margin	**1.51%**	**0.85%**		**1.06%**
Non-GAAP operating margin	**1.42%**	**0.98%**		**1.10%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Operating Income Q2 FY16

(In thousands)	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
	Three months ended July 31, 2015			
Net Sales	**$ 2,745,429**	**$ 3,834,964**		**$ 6,580,393**
GAAP operating income[1]	$ 60,752	$ 49,443	$ (3,960)	$ 106,235
Restatement and remediation-related expenses	146	18		164
LCD settlements, net	(21,527)	-		(21,527)
Value added tax assessment	-	(9,563)		(9,563)
Loss on disposal of subsidiaries	154	-		154
Acquisition-related amortization of intangibles	445	5,262		5,707
Total non-GAAP operating income adjustments	(20,782)	(4,283)		(25,065)
Non-GAAP operating income	**$ 39,970**	**$ 45,160**	**$ (3,960)**	**$ 81,170**
GAAP operating margin	**2.21%**	**1.29%**		**1.61%**
Non-GAAP operating margin	**1.46%**	**1.18%**		**1.23%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Operating Income Q1 FY16

(In thousands)	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
	Three months ended April 30, 2015			
Net Sales	**$ 2,339,260**	**$ 3,547,969**		**$ 5,887,229**
GAAP operating income[1]	$ 62,359	$ 23,397	$ (3,818)	$ 81,938
Restatement and remediation-related expenses	38	580		618
LCD settlements, net	(38,511)	-		(38,511)
Loss on disposal of subsidiaries	363	-		363
Acquisition-related amortization of intangibles	170	5,610		5,780
Total non-GAAP operating income adjustments	(37,940)	6,190		(31,750)
Non-GAAP operating income	**$ 24,419**	**$ 29,587**	**$ (3,818)**	**$ 50,188**
GAAP operating margin	**2.67%**	**0.66%**		**1.39%**
Non-GAAP operating margin	**1.04%**	**0.83%**		**0.85%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Operating Income Q4 FY15

(In thousands)	Three months ended January 31, 2015			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,563,662**	**$ 4,775,829**		**$ 7,339,491**
GAAP operating income[1]	$ 37,776	$ 67,878	$ (3,970)	$ 101,684
Restatement and remediation-related expenses	36	2,329		2,365
Loss on disposal of subsidiaries	1,330	-		1,330
Acquisition-related amortization of intangibles	170	6,184		6,354
Total non-GAAP operating income adjustments	1,536	8,513		10,049
Non-GAAP operating income	**$ 39,312**	**$ 76,391**	**$ (3,970)**	**$ 111,733**
GAAP operating margin	**1.47%**	**1.42%**		**1.39%**
Non-GAAP operating margin	**1.53%**	**1.60%**		**1.52%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Net Income and EPS

(In thousands, except per share data)	Three months ended												Three months ended		
	1/31/2015 [1]			April 30, 2015			7/31/2015 [2]			October 31, 2015			January 31, 2016		
	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS
GAAP results	$101684	$80,677	$2.11	$81938	$51277	$1.38	$106,235	$76,412	$2.09	$68,053	$41900	$1.18	$145,202	$96,147	$2.72
Restatement and remediation-related expenses	2,365	1845	0.05	618	478	0.01	164	101	-	47	31	-	-	-	-
LCD settlements, net	-	-	-	(38,511)	(26,823)	(0.72)	(21527)	(13,301)	(0.36)	(3,049)	(1001)	(0.03)	(35,346)	(22,091)	(0.63)
Loss on disposal of subsidiaries	1330	1330	0.03	363	363	0.01	154	96	-	182	114	0.01	-		
Reversal of deferred tax valuation allowances and income taxes on undistributed earnings of assets held for sale	-	(13,601)	(0.35)	-	-	-	-	-	-	-	-	-	-	-	-
Value added tax assessment	-	-	-	-	-	-	(9,563)	(15,011)	(0.41)	-	-	-	767	2,313	0.07
Acquisition-related amortization of intangibles	6,354	4,667	0.12	5,780	4,284	0.12	5,707	4,198	0.11	5,671	4,150	0.12	6,184	4,534	0.13
Total non-GAAP adjustments	10,049	(5,759)	(0.15)	(31750)	(21698)	(0.58)	(25,065)	(23,917)	(0.66)	2,851	3,294	0.10	(28,395)	(15,244)	(0.43)
Non-GAAP results	$ 111,733	$ 74,918	$ 1.96	$ 50,188	$ 29,579	$ 0.80	$ 81,170	$ 52,495	$ 1.43	$ 70,904	$ 45,194	$ 1.28	$ 116,807	$ 80,903	$ 2.29

[1] During the fourth quarter of fiscal 2015, the company recorded income tax benefits of $19.2 million primarily related to the reversal of deferred tax valuation allowances in certain jurisdictions in Europe, partially offset by income tax expenses of $5.6 million related to undistributed earnings of assets held for sale in certain Latin American jurisdictions.

[2] Non-GAAP operating income for the three months ended July 31, 2015 excludes a net benefit related to value added tax assessments of $9.6 million. Non-GAAP net income and non-GAAP diluted EPS exclude this item and a reduction in the accrual for associated interest expense of $9.0 million, net of the tax impact.

Return on Invested Capital (Non-GAAP)

TECD ROIC Formula:

$$\frac{\textit{TTM Net Operating Profit After Tax}}{\textit{Average Invested Capital} - \textit{Average Cash}}$$

$ in thousands

	January 31, 2013	January 31, 2014	January 31, 2015	January 31, 2016
Non-GAAP Net Operating Profit After Tax (NOPAT):				
Non-GAAP Operating Income	$310,259	$274,937	$307,985	$319,069
Non-GAAP effective tax rate	28.9%	31.5%	31.8%	28.5%
Non-GAAP NOPAT (Non-GAAP operating income x (1 - non-GAAP effective tax rate))	$220,666	$188,200	$210,172	$228,201
Average Invested Capital:				
Short-term debt (5-qtr average)	$70,141	$66,601	$40,342	$16,539
Long-term debt (5-qtr average)	174,957	351,689	351,967	350,394
Non-GAAP Shareholders' Equity (5-qtr average)	1,920,376	1,973,198	2,103,329	1,943,683
Total average capital	2,165,474	2,391,488	2,495,638	2,310,617
Less: Cash (5-qtr average)	(389,029)	(459,011)	(573,199)	(597,715)
Average invested capital less average cash	$1,776,445	$1,932,477	$1,922,439	$1,712,901
ROIC	**12%**	**10%**	**11%**	**13%**

* *Trailing Twelve Months is abbreviated as TTM.*